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                                                                    Exhibit 10.8

                                                              AS AMENDED THROUGH
                                                                  APRIL 18, 1997

                               AMCOMP INCORPORATED

                          DIRECTORS' STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

          The purpose of the Directors' Stock Option Plan of AmComp Incorporated (the "Plan") is to secure for AmComp Incorporated and its stockholders the benefits arising from stock ownership by its Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.01 par value, of AmComp Incorporated pursuant to options granted in accordance with the Plan.

                                   ARTICLE II

                                   DEFINITIONS

          The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

          2.1  "Board" shall mean the Board of Directors of AmComp Incorporated.

          2.2  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          2.3  "Company" shall mean AmComp Incorporated.

          2.4 "Director" shall mean any person who is a member of the Board of Directors of the Company.

          2.5 "Director Affiliates" shall mean firms or corporations by which an Eligible Director is employed or for which an Eligible Director performs substantial service, as well as officers, directors, employees and affiliates of such firms and corporations.

          2.6 "Eligible Director" shall mean any Director who is not a full or part-time Employee of the Company.

          2.7 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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          2.8  "Exercise Price" shall mean the price per Share at which an
Option may be exercised.

          2.9 "Fair Market Value" shall mean the closing sales price of a Share on the principal national securities exchange on which the Shares are listed (if the Shares are so listed) on the Grant Date or on the preceding date on which such Shares are traded if no Shares were traded on such Grant Date. If the Shares are not listed on a national securities exchange, Fair Market Value shall mean the closing price of a Share as quoted on Nasdaq (if the Shares are quoted on Nasdaq) on the Grant Date or on the preceding date on which such Shares are traded if no Shares were traded on such Grant Date. If the Shares are not so listed or quoted, Fair Market Value shall be deemed to be the average of the high bid and asked prices of the Shares in the over-the-counter market on the Grant Date, or the next preceding date on which the last prices were recorded, as reported by the National Quotation Bureau. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board in a manner consistent with the provisions of the Code.

          2.10 "Grant Date" shall mean the Initial Grant Date and any Subsequent Grant Date.

          2.11 "Initial Grant Date" shall mean with respect to each Eligible Director the date such Eligible Director is first elected as a member of the Board, or if an Eligible Director is a member of the Board on the date the Plan is approved by the Board, the date of such approval.

          2.12 "Nasdaq" shall mean the National Market or the SmallCap Market of the National Association of Securities Dealers Automated Quotation System, whichever is applicable.

          2.13 "Option" shall mean an Option to purchase Shares granted pursuant to the Plan.

          2.14 "Option Agreement" shall mean the written agreement described in
Article VI herein.

          2.15 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment that can be expected to result in death or that can be expected to last for a continuous period of not less than 12 months.

          2.16 "Purchase Price" shall be the Exercise Price multiplied by the number of whole Shares with respect to which an Option may be exercised.

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          2.17 "Securities Act" shall mean the Securities Act of 1933, as amended.

          2.18 "Shares" shall mean shares of common stock, $.01 par value, of the Company.

          2.19 "Subsequent Grant Date" shall mean any Grant Date other than the Initial Grant Date.

          2.20 "Subsidiaries" shall have the meaning provided in Section 424(f) of the Code.

                                   ARTICLE III

                                 ADMINISTRATION

          3.1 GENERAL. This Plan shall be administered by the Board in accordance with the express provisions of this Plan.

          3.2 POWERS OF THE BOARD. The Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

          Subject to adjustment in accordance with Article VIII, an aggregate of 200,000 Shares is reserved for issuance under this Plan. Shares sold under this Plan may be either authorized but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall be available for future grants of Options.

                                    ARTICLE V

                                     GRANTS

          5.1 INITIAL GRANTS. On the Initial Grant Date, each Eligible Director shall be granted an option to purchase 15,000 Shares. If an Eligible Director was granted an option on the date the Board approved the Plan, then such grant is subject to stockholder approval of the Plan.

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          5.2  SUBSEQUENT GRANTS. To the extent that Shares remain available for the grant of Options under the Plan, on January 1 of each year commencing
January 1, 1998, each Eligible Director shall be granted an Option to purchase 3,000 Shares.

          5.3 DISCRETIONARY GRANTS. The Board shall have the authority to grant options additional to those representing Initial Grants or Subsequent Grants to Eligible Directors.

          5.4  ADJUSTMENT OF GRANTS. The number of Shares set forth in Section
5.1 and 5.2 as to which Options shall be granted shall be subject to adjustment as provided in Section 8.1 hereof.

          5.5 COMPLIANCE WITH RULE 16B-3. The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act and that transactions of the type specified in subparagraphs (c) to
(f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 5.4.

                                   ARTICLE VI

                                 TERMS OF OPTION

          Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director that shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

          6.1 TERM. The term of each Option shall be five years from the Grant Date thereof, subject to earlier termination in accordance with Articles VI and IX.

          6.2 RESTRICTION ON EXERCISE. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at grant, provided, however, that in the case of the Eligible Director's death or Permanent Disability, the Options held by him will become immediately exercisable, unless a longer vesting period is otherwise determined by the Board at grant. The Board may waive any installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Board may determine in its sole discretion, provided, however, that no

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Option will be exercisable until stockholder approval of the Plan shall have been obtained.

          6.3 EXERCISE PRICE. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in accordance with Section 2.8.

          6.4 MANNER OF EXERCISE. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the Shares being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but a Director must exercise the Option in full Shares.

          6.5 PAYMENT. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:

               (a) in United States Dollars, in cash or by check, bank draft or money order payable to the Company;

               (b) at the discretion of the Board by delivery of Shares already owned by an Eligible Director with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price; and

               (c) through the written election of the Eligible Director to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price.

          6.6 TRANSFERABILITY. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Eligible Director's lifetime only by the Eligible Director, his guardian or legal representative; provided, however, that Options may be transferred in whole or in part to Director Affiliates, and provided, further, that Options may be transferred pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

          6.7 TERMINATION OF MEMBERSHIP ON THE BOARD. If an Eligible Director's membership on the Board terminates for any reason other than cause, including the death of an Eligible Director, an Option held on the date of termination may be exercised in whole or in part at any time within one year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate. If an

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Eligible Director's membership on the Board is terminated for cause, which determination shall be made by the Board, Options held by him shall terminate concurrently with termination of membership.

          6.8 COMPLIANCE WITH RULE 16B-3. The terms for the grant of Options to an Eligible Director may only be changed if permitted under Rule 16b-3 under the Exchange Act.

                                   ARTICLE VII

                        GOVERNMENT AND OTHER REGULATIONS

          7.1 DELIVERY OF SHARES. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals that shall then be in effect.

          7.2 HOLDING OF STOCK AFTER EXERCISE OF OPTION. The Option Agreement shall provide that the Eligible Director, by accepting such Option, represents and agrees, for the Eligible Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Securities Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Securities Act the Shares issuable upon exercise of the Options under the Plan.

                                  ARTICLE VIII

                                   ADJUSTMENTS

          8.1 PROPORTIONATE ADJUSTMENTS. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of Shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option

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with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.

          8.2 DISSOLUTION OR LIQUIDATION. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (a) a reasonable time thereafter within which to exercise the Option prior to the effective date of such liquidation or dissolution, merger or sale, or (b) the right to exercise the Option as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

                                   ARTICLE IX

                        AMENDMENT OR TERMINATION OF PLAN

          9.1 AMENDMENTS. The Board may at any time amend or revise the terms of the Plan, provided no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained:

               (a) increase the maximum number of Shares that may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article VIII;

               (b)  change the minimum Exercise Price set forth in Article VI;

               (c) increase the maximum term of Options provided for in Article VI; or

               (d) permit the granting of Options to anyone other than as provided in Article V.

          9.2 TERMINATION. The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the tenth anniversary of its adoption by the Board. Termination of the Plan shall not affect Options previously

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granted thereunder. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

          9.3 CONSENT OF HOLDER. No amendment, suspension or termination of the Plan shall, without the consent of the holder of an outstanding Option, alter or impair any rights or obligations under such Option.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

          10.1 PRIVILEGE OF STOCK OWNERSHIP. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

          10.2 PLAN EXPENSES. Any expenses incurred in the administration of the Plan shall be borne by the Company.

          10.3 USE OF PROCEEDS. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

          10.4 GOVERNING LAW. The Plan has been adopted under the laws of the State of Delaware. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the State of Delaware as it then exists.

                                   ARTICLE XI

                              STOCKHOLDER APPROVAL

          This Plan is subject to approval, at a duly held stockholders' meeting within 12 months after the date the Board approves this Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such stockholder approval is obtained. If the stockholders fail to approve the Plan within the required time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted.

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